First Trust Exchange-Traded Fund VIII
Amended and Restated Establishment and Designation of Series

of Shares of Beneficial Interest

(Effective as of September 10, 2025)

Whereas, pursuant to Section 4.9 of the Amended and Restated Declaration of Trust dated June 12, 2017 as the same may be amended from time to time (the “Declaration”), of First Trust Exchange-Traded Fund VIII, a Massachusetts business trust (the “Trust”), the Board of Trustees of the Trust divided the Shares of the Trust into five series of shares of beneficial interests in the Trust (each, a “Series”): First Trust Strategic Mortgage REIT ETF, First Trust Long/Short Currency Strategy ETF, First Trust Equity Market Neutral ETF, First Trust CEF Income Opportunity ETF and First Trust Municipal CEF Income Opportunity ETF (the “Initial Series”) as set forth on Appendix A to the Declaration;

Whereas, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on October 25, 2016, designated two additional Series to be named EquityCompass Equity Risk Manager ETF and EquityCompass Tactical Equity Risk Manager ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

Whereas, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 12, 2016, terminated First Trust Equity Market Neutral ETF as a series of the Trust, designated one additional Series of the Trust to be named First Trust TCW Opportunistic Fixed Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the termination and the designation;

Whereas, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on January 17, 2017, renamed the two Series EquityCompass Equity Risk Manager ETF and EquityCompass Tactical Equity Risk Manager ETF as EquityCompass Risk Manager ETF and EquityCompass Tactical Risk Manager ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name changes;

Whereas, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 11, 2017, terminated First Trust Strategic Mortgage REIT ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the termination;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 5, 2018, designated an additional Series to be named First Trust TCW Unconstrained Plus Bond ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on April 23, 2018, designated one additional Series to be named First Trust Pax U.S. Equity ESG Leaders ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 11, 2018, designated two additional Series to be named First Trust Brookmont Dividend Equity ETF and First Trust Limited Duration Strategic Focus ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 9 & 10, 2018, terminated First Trust Brookmont Dividend Equity ETF and First Trust Long/Short Currency Strategy ETF, and renamed First Trust Limited Duration Strategic Focus ETF as First Trust Low Duration Strategic Focus ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the terminations and the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on January 17, 2019, designated two additional Series to be named First Trust Buffer April ETF, and First Trust Ultra Buffer April ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 2, 2019, designated three additional Series to be named First Trust Active Factor Small Cap ETF, First Trust Active Factor Mid Cap ETF, and First Trust Active Factor Large Cap ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 9, 2019, changed the name of First Trust Buffer April ETF to FT Cboe Vest US Equity Buffer ETF-August; changed the name of First Trust Ultra Buffer April ETF to FT Cboe Vest US Equity Deep Buffer ETF-August; designated two additional Series to be named FT Cboe Vest US Equity Buffer ETF-November and FT Cboe Vest US Equity Deep Buffer ETF-November; and designated one additional series to be named First Trust Multi Manager Large Cap Growth ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on October 30, 2019, designated five additional Series to be named FT Cboe Vest U.S. Equity Deep Buffer ETF-February, FT Cboe Vest U.S. Equity Deep Buffer ETF-May, FT Cboe Vest U.S. Equity Buffer ETF-February, and FT Cboe Vest U.S. Equity Buffer ETF-May, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 9, 2019, designated one additional Series to be named First Trust TCW Securitized Plus ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 19, 2019, designated one additional Series to be named FT Cboe Vest U.S. Equity Buffer Strategy ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 9, 2020, designated thirteen additional Series to be named FT Cboe Vest U.S. Equity Buffer ETF-June, FT Cboe Vest U.S. Equity Buffer ETF-July, FT Cboe Vest U.S. Equity Buffer ETF-September, FT Cboe Vest U.S. Equity Buffer ETF-October, FT Cboe Vest U.S. Equity Buffer ETF-December, FT Cboe Vest U.S. Equity Buffer ETF-January, FT Cboe Vest U.S. Equity Deep Buffer ETF-June, FT Cboe Vest U.S. Equity Deep Buffer ETF-July, FT Cboe Vest U.S. Equity Deep Buffer ETF-September, FT Cboe Vest U.S. Equity Deep Buffer ETF-October, FT Cboe Vest U.S. Equity Deep Buffer ETF-December, FT Cboe Vest U.S. Equity Deep Buffer ETF-January and First Trust Alternative Strategic Focus ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on May 11, 2020, changed the name of First Trust Multi Manager Large Cap Growth ETF to First Trust Multi Manager Large Growth ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 8, 2020, designated four additional Series to be named FT Cboe Vest U.S. Equity Buffer ETF-March, FT Cboe Vest U.S. Equity Buffer ETF-April, FT Cboe Vest U.S. Equity Deep Buffer ETF-March, FT Cboe Vest U.S. Equity Deep Buffer ETF-April, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, by unanimous written consent dated as of August 7, 2020, changed the name of FT Cboe Vest U.S. Equity Buffer Strategy ETF to FT Cboe Vest Fund of Buffer ETFs, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 14, 2020, designated ten additional Series to be named First Trust TCW Emerging Market Debt ETF, FT Cboe Vest Fund of Deep Buffer ETFs, FT Cboe Vest Growth-100 Buffer ETF-March, FT Cboe Vest Growth-100 Buffer ETF-June, FT Cboe Vest Growth-100 Buffer ETF-September, FT Cboe Vest Growth-100 Buffer ETF-December, FT Cboe Vest International Equity Buffer ETF-March, FT Cboe Vest International Equity Buffer ETF-June, FT Cboe Vest International Equity Buffer ETF-September and FT Cboe Vest International Equity Buffer ETF-December, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on November 11, 2020, designated ten additional Series to be named FT Cboe Vest U.S. Equity Quarterly Enhanced ETF, FT Cboe Vest Growth-100 Quarterly Enhanced ETF, FT Cboe Vest Growth-100 Enhanced ETF-February, FT Cboe Vest Growth-100 Enhanced ETF-May, FT Cboe Vest Growth-100 Enhanced ETF-August, FT Cboe Vest Growth-100 Enhanced ETF-November, FT Cboe Vest U.S. Equity Uncapped Buffer15 ETF-February, FT Cboe Vest U.S. Equity Uncapped Buffer15 ETF-May, FT Cboe Vest U.S. Equity Uncapped Buffer15 ETF-August and FT Cboe Vest U.S. Equity Uncapped Buffer 15 ETF-November, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 7, 2020, designated one additional Series to be named First Trust TCW ESG Premier Equity ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 8, 2021, designated one additional Series to be named First Trust Expanded Technology ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on April 26, 2021, designated one additional Series to be named First Trust Innovation Leaders ETF, and changed the name of FT Cboe Vest U.S. Equity Uncapped Buffer15 ETF-February; FT Cboe Vest U.S. Equity Uncapped Buffer15 ETF-May; FT Cboe Vest U.S. Equity Uncapped Buffer15 ETF-August; FT Cboe Vest U.S. Equity Uncapped Buffer15 ETF-November to FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – March; FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – June; FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – September; FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – December, respectively, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 7, 2021, designated two additional Series to be named FT Cboe Vest Dow 10 Target Income ETF and First Trust Multi-Manager Small Cap Opportunities ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, by written consent on June 28, 2021, designated one additional Series to be named First Trust SkyBridge Crypto Leaders ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on July 19, 2021, designated two additional Series to be named FT Cboe Vest Buffered Allocation Defensive ETF and FT Cboe Vest Buffered Allocation Growth ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on August 23, 2021, changed the names of FT Cboe Vest Growth-100 Buffer ETF-March, FT Cboe Vest Growth-100 Buffer ETF-June, FT Cboe Vest Growth-100 Buffer ETF-September, and FT Cboe Vest Growth-100 Buffer ETF-December to FT Cboe Vest Nasdaq®-100 Buffer ETF-March, FT Cboe Vest Nasdaq®-100 Buffer ETF-June, FT Cboe Vest Nasdaq®-100 Buffer ETF-September, and FT Cboe Vest Nasdaq®-100 Buffer ETF-December, respectively, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, by unanimous written consent dated as of September 10, 2021, changed the name of First Trust SkyBridge Crypto Leaders ETF to First Trust SkyBridge Crypto Industry and Digital Economy ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on October 18, 2021, changed the name of First Trust Municipal CEF Income Opportunity ETF to First Trust Flexible Municipal High Income ETF, subject to shareholder approval of a change in the Fund’s investment strategy, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change, and the Fund subsequently changed its name on April 14, 2022;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 6, 2021, designated one additional Series to be named First Trust Multi-Manager International ETF and also changed the name of First Trust CEF Income Opportunity ETF to First Trust Income Opportunities ETF, subject to changes to the Fund’s investment strategy, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change, and the Fund subsequently changed its name on April 7, 2022;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 7, 2022, designated one additional Series to be named FT Cboe Vest Fund of Nasdaq-100 Buffer ETFs, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 19, 2022, designated eight additional Series to be named FT Cboe Vest U.S. Equity Moderate Buffer ETF – January, FT Cboe Vest U.S. Equity Moderate Buffer ETF – April, FT Cboe Vest U.S. Equity Moderate Buffer ETF – July, FT Cboe Vest U.S. Equity Moderate Buffer ETF – October, FT Cboe Vest U.S. Small Cap Buffer ETF – December, FT Cboe Vest U.S. Small Cap Buffer ETF – March, FT Cboe Vest U.S. Small Cap Buffer ETF – June and FT Cboe Vest U.S. Small Cap Buffer ETF – September, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on October 24, 2022, designated one additional Series to be named First Trust Multi-Strategy Alternative ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, by unanimous written consent on November 21, 2022, designated eight additional Series to be named FT Cboe Vest U.S. Equity Moderate Buffer ETF – February, FT Cboe Vest U.S. Equity Moderate Buffer ETF – March, FT Cboe Vest U.S. Equity Moderate Buffer ETF – May, FT Cboe Vest U.S. Equity Moderate Buffer – June, FT Cboe Vest U.S. Equity Moderate Buffer ETF – August, FT Cboe Vest U.S. Equity Moderate Buffer ETF – September, FT Cboe Vest U.S. Equity Moderate Buffer ETF – November, and FT Cboe Vest U.S. Equity Moderate Buffer – December, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 6, 2023, designated one additional Series to be named FT Cboe Vest Moderate Hedged Equity Strategy ETF, and renamed the FT Cboe Vest U.S. Small Cap Buffer ETF – December, FT Cboe Vest U.S. Small Cap Buffer ETF – March, FT Cboe Vest U.S. Small Cap Buffer ETF – June and FT Cboe Vest U.S. Small Cap Buffer ETF – September as FT Cboe Vest US Small Cap Moderate Buffer ETF – February, FT Cboe Vest US Small Cap Moderate Buffer ETF – May, FT Cboe Vest US Small Cap Moderate Buffer ETF – August and FT Cboe Vest US Small Cap Moderate Buffer ETF – November, respectively, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 21, 2023, designated one additional Series to be named First Trust Active Global Quality Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, by unanimous written consent on April 26, 2023, designated eight additional Series to be named FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – July, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – August, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – October, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – November, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – January, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – February, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – April, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – May, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

 WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 5, 2023, designated five additional Series to be named FT Cboe Vest U.S. Equity Buffer & Premium Income ETF – March, FT Cboe Vest U.S. Equity Buffer & Premium Income ETF – June, FT Cboe Vest U.S. Equity Buffer & Premium Income ETF – September, FT Cboe Vest U.S. Equity Buffer & Premium Income ETF – December, and FT Raymond James Multicap Growth Equity ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation; but due to a scrivener’s error, the Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest (Effective as of August 14, 2023) (the “Prior Designation) incorrectly omitted the word “Income” from the names of the first four of those series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 11, 2023, designated one additional Series to be named First Trust EIP Enhanced Income Energy Infrastructure ETF, and changed the name of FT Cboe Vest Moderate Hedged Equity Strategy ETF to FT Cboe Vest Laddered Moderate Buffer ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation and the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 11, 2023, changed the name of FT Cboe Vest Fund of Buffer ETFs to FT Vest Laddered Buffer ETF, changed the name of FT Cboe Vest Fund of Deep Buffer ETFs to FT Vest Laddered Deep Buffer ETF, changed the name of FT Cboe Vest Fund of Nasdaq-100 Buffer ETFs to FT Vest Laddered Nasdaq Buffer ETF and changed the name of each series containing the term “Cboe Vest” by deleting the term “Cboe” from the name of each Series, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name changes on January 1, 2024;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on October 23, 2023, changed the name of First Trust EIP Enhanced Income Energy Infrastructure ETF to FT Energy Income Partners Enhanced Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on December 11, 2023 designated eighteen additional Series to be named FT Vest U.S. Equity Max Buffer ETF- January, FT Vest U.S. Equity Max Buffer ETF- February, FT Vest U.S. Equity Max Buffer ETF- March, FT Vest U.S. Equity Max Buffer ETF- April, FT Vest U.S. Equity Max Buffer ETF – June, FT Vest U.S. Equity Max Buffer ETF – July, FT Vest U.S. Equity Max Buffer ETF – August, FT Vest U.S. Equity Max Buffer ETF- September, FT Vest U.S. Equity Max Buffer ETF- October, FT Vest U.S. Equity Max Buffer ETF- November, FT Vest U.S. Equity Max Buffer ETF- December, FT Vest Nasdaq-100 Conservative Buffer ETF – January, FT Vest Nasdaq-100 Conservative Buffer ETF – April, FT Vest Nasdaq-100 Conservative Buffer ETF – July, FT Vest Nasdaq-100 Conservative Buffer ETF – October, FT Vest Nasdaq 100 Moderate Buffer ETF – February, FT Vest Nasdaq 100 Moderate Buffer ETF – May, FT Vest Nasdaq 100 Moderate Buffer ETF – August, and FT Vest Nasdaq 100 Moderate Buffer ETF – November, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on February 14, 2024 designated fourteen additional Series to be named FT Vest Laddered International Moderate Buffer ETF, FT Vest Laddered Small Cap Moderate Buffer ETF, FT Vest U.S. Equity Equal Weight Buffer ETF – January, FT Vest U.S. Equity Equal Weight Buffer ETF – February, FT Vest U.S. Equity Equal Weight Buffer ETF – March, FT Vest U.S. Equity Equal Weight Buffer ETF – April, FT Vest U.S. Equity Equal Weight Buffer ETF – May, FT Vest U.S. Equity Equal Weight Buffer ETF – June, FT Vest U.S. Equity Equal Weight Buffer ETF – July, FT Vest U.S. Equity Equal Weight Buffer ETF – August, FT Vest U.S. Equity Equal Weight Buffer ETF – September, FT Vest U.S. Equity Equal Weight Buffer ETF – October, FT Vest U.S. Equity Equal Weight Buffer ETF – November, FT Vest U.S. Equity Equal Weight Buffer ETF – December, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 3, 2024 designated ten additional Series to be named FT Vest US Equity Quarterly 2.5 to 15 Buffer ETF, FT Vest US Equity Quarterly Dynamic Buffer ETF, FT Vest Emerging Markets Buffer ETF – March, FT Vest Emerging Markets Buffer ETF – June, FT Vest Emerging Markets Buffer ETF – September, FT Vest Emerging Markets Buffer ETF – December, FT Vest Equity Uncapped Accelerator – March, FT Vest Equity Uncapped Accelerator – June, FT Vest Equity Uncapped Accelerator – September, and FT Vest Equity Uncapped Accelerator – December, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designation;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on September 9, 2024 designated two additional Series to be named FT Vest US Equity Quarterly Max Buffer ETF, and FT Confluence BDC & Speciality Finance Income ETF, and changed the names of FT Vest Equity Uncapped Accelerator – March, FT Vest Equity Uncapped Accelerator – June, FT Vest Equity Uncapped Accelerator – September, and FT Vest Equity Uncapped Accelerator – December to FT Vest Equity Uncapped Accelerator – April, FT Vest Equity Uncapped Accelerator – July, FT Vest Equity Uncapped Accelerator – October, and FT Vest Equity Uncapped Accelerator – January, respectively, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designations and the name changes;

 WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on October 22, 2024 designated four additional Series to be named FT Vest Nasdaq-100 Uncapped Accelerator ETF – March, FT Vest Nasdaq-100 Uncapped Accelerator ETF – June, FT Vest Nasdaq-100 Uncapped Accelerator ETF – September, and FT Vest Nasdaq-100 Uncapped Accelerator ETF – December, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designations;

WHEREAS, there was a scrivener’s error in the description of the designations authorized at the meeting of the Board of Trustees held on September 9, 2024 in the Trust’s Amended and Restated Designation of Series effective September 10, 2024 which has been corrected herewith;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on March 10, 2025 designated two additional Series to be named FT Vest Laddered Enhance & Moderate Buffer ETF and FT Vest Laddered Max Buffer ETF, and changed the names of First Trust TCW Securitized Plus ETF to First Trust Securitized Plus ETF, First Trust TCW Opportunistic Fixed Income ETF to First Trust Smith Opportunistic Fixed Income ETF, and First Trust TCW Unconstrained Plus Bond ETF to First Trust Smith Unconstrained Bond ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designations and the name changes; and

WHEREAS, pursuant to Section 4.9 of the Declaration, the Board of Trustees of the Trust, at a meeting held on June 9, 2025 designated eight additional Series to be named FT Vest US Equity Dual Directional Buffer ETF – February, FT Vest US Equity Dual Directional Buffer ETF – May, FT Vest US Equity Dual Directional Buffer ETF – August, FT Vest US Equity Dual Directional Buffer ETF – November, FT Vest US Equity Buffer & Digital Return ETF – January, FT Vest US Equity Buffer & Digital Return ETF – April, FT Vest US Equity Buffer & Digital Return ETF – July, FT Vest US Equity Buffer & Digital Return ETF – October, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the designations.

Now Therefore, the undersigned does hereby certify that the following Series of the Trust have been established and designated by the Trustees of the Trust, with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

1.       First Trust Income Opportunities ETF

2.       First Trust Flexible Municipal High Income ETF

3.       EquityCompass Risk Manager ETF

4.       EquityCompass Tactical Risk Manager ETF

5.       First Trust Smith Opportunistic Fixed Income ETF

6.       First Trust Smith Unconstrained Bond ETF

7.       First Trust Pax U.S. Equity ESG Leaders ETF

8.       First Trust Low Duration Strategic Focus ETF

9.       FT Vest US Equity Buffer ETF-August

10.     FT Vest US Equity Deep Buffer ETF-August

11.     First Trust Active Factor Small Cap ETF

12.     First Trust Active Factor Mid Cap ETF

13.     First Trust Active Factor Large Cap ETF

14.     First Trust Multi Manager Large Growth ETF

15.     FT Vest US Equity Buffer ETF-November

16.     FT Vest US Equity Deep Buffer ETF-November

17.     FT Vest U.S. Equity Deep Buffer ETF-February

18.     FT Vest U.S. Equity Deep Buffer ETF-May

19.     FT Vest U.S. Equity Buffer ETF-February

20.     FT Vest U.S. Equity Buffer ETF-May

21.     First Trust Securitized Plus ETF

22.     FT Vest Laddered Buffer ETF

23.     FT Vest U.S. Equity Buffer ETF-June

24.     FT Vest U.S. Equity Buffer ETF-July

25.     FT Vest U.S. Equity Buffer ETF-September

26.     FT Vest U.S. Equity Buffer ETF-October

27.     FT Vest U.S. Equity Buffer ETF-December

28.     FT Vest U.S. Equity Buffer ETF-January

29.     FT Vest U.S. Equity Deep Buffer ETF-December

30.     FT Vest U.S. Equity Deep Buffer ETF-January

31.     FT Vest U.S. Equity Deep Buffer ETF-June

32.     FT Vest U.S. Equity Deep Buffer ETF-July

33.     FT Vest U.S. Equity Deep Buffer ETF-September

34.     FT Vest U.S. Equity Deep Buffer ETF-October

35.     First Trust Alternative Strategic Focus ETF

36.     FT Vest U.S. Equity Buffer ETF-March

37.     FT Vest U.S. Equity Buffer ETF-April

38.     FT Vest U.S. Equity Deep Buffer ETF-March

39.     FT Vest U.S. Equity Deep Buffer ETF-April

40.     First Trust TCW Emerging Market Debt ETF

41.     FT Vest Laddered Deep Buffer ETF

42.     FT Vest Nasdaq®-100 Buffer ETF-March

43.     FT Vest Nasdaq®-100 Buffer ETF-June

44.     FT Vest Nasdaq®-100 Buffer ETF-September

45.     FT Vest Nasdaq®-100 Buffer ETF-December

46.     FT Vest International Equity Buffer ETF-March

47.     FT Vest International Equity Buffer ETF-June

48.     FT Vest International Equity Buffer ETF-September

49.     FT Vest International Equity Buffer ETF-December

50.     FT Vest U.S. Equity Quarterly Enhanced ETF

51.     FT Vest Growth-100 Quarterly Enhanced ETF

52.     FT Vest Growth-100 Enhanced ETF-February

53.     FT Vest Growth-100 Enhanced ETF-May

54.     FT Vest Growth-100 Enhanced ETF-August

55.     FT Vest Growth-100 Enhanced ETF-November

56.     FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March

57.     FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June

58.     FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September

59.     FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December

60.     First Trust TCW ESG Premier Equity ETF

61.     First Trust Expanded Technology ETF

62.     First Trust Innovation Leaders ETF

63.     FT Vest Dow 10 Target Income ETF

64.     First Trust Multi-Manager Small Cap Opportunities ETF

65.     First Trust SkyBridge Crypto Industry and Digital Economy ETF

66.     FT Vest Buffered Allocation Defensive ETF

67.     FT Vest Buffered Allocation Growth ETF

68.     First Trust Multi-Manager International ETF

69.     FT Vest Laddered Nasdaq Buffer ETF

70.     FT Vest U.S. Equity Moderate Buffer ETF – January

71.     FT Vest U.S. Equity Moderate Buffer ETF – April

72.     FT Vest U.S. Equity Moderate Buffer ETF – July

73.     FT Vest U.S. Equity Moderate Buffer ETF – October

74.     FT Vest US Small Cap Moderate Buffer ETF – February

75.     FT Vest US Small Cap Moderate Buffer ETF – May

76.     FT Vest US Small Cap Moderate Buffer ETF – August

77.     FT Vest US Small Cap Moderate Buffer ETF – November

78.     First Trust Multi-Strategy Alternative ETF

79.     FT Vest U.S. Equity Moderate Buffer ETF – February

80.     FT Vest U.S. Equity Moderate Buffer ETF – March

81.     FT Vest U.S. Equity Moderate Buffer ETF – May

82.     FT Vest U.S. Equity Moderate Buffer ETF – June

83.     FT Vest U.S. Equity Moderate Buffer ETF – August

84.     FT Vest U.S. Equity Moderate Buffer ETF – September

85.     FT Vest U.S. Equity Moderate Buffer ETF – November

86.     FT Vest U.S. Equity Moderate Buffer ETF – December

87.     FT Vest Laddered Moderate Buffer

88.     First Trust Active Global Quality Income ETF

89.     FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July

90.     FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August

91.     FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October

92.     FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November

93.     FT Vest U.S. Equity Enhance & Moderate Buffer ETF – January

94.     FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February

95.     FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April

96.     FT Vest U.S. Equity Enhance & Moderate Buffer ETF – May

97.     FT Vest U.S. Equity Buffer & Premium Income ETF – March

98.     FT Vest U.S. Equity Buffer & Premium Income ETF – June

99.     FT Vest U.S. Equity Buffer & Premium Income ETF – September

100.   FT Vest U.S. Equity Buffer & Premium Income ETF – December

101.   FT Raymond James Multicap Growth Equity ETF

102.   FT Energy Income Partners Enhanced Income ETF

103.   FT Vest U.S. Equity Max Buffer ETF- January

104.   FT Vest U.S. Equity Max Buffer ETF – February

105.   FT Vest U.S. Equity Max Buffer ETF – March

106.   FT Vest U.S. Equity Max Buffer ETF – April

107.   FT Vest U.S. Equity Max Buffer ETF- May

108.   FT Vest U.S. Equity Max Buffer ETF – June

109.   FT Vest U.S. Equity Max Buffer ETF – July

110.   FT Vest U.S. Equity Max Buffer ETF – August

111.   FT Vest U.S. Equity Max Buffer ETF- September

112.   FT Vest U.S. Equity Max Buffer ETF – October

113.   FT Vest U.S. Equity Max Buffer ETF – November

114.   FT Vest U.S. Equity Max Buffer ETF – December

115.   FT Vest Nasdaq-100 Conservative Buffer ETF – January

116.   FT Vest Nasdaq-100 Conservative Buffer ETF – April

117.   FT Vest Nasdaq-100 Conservative Buffer ETF – July

118.   FT Vest Nasdaq-100 Conservative Buffer ETF – October

119.   FT Vest Nasdaq 100 Moderate Buffer ETF – February

120.   FT Vest Nasdaq 100 Moderate Buffer ETF – May

121.   FT Vest Nasdaq 100 Moderate Buffer ETF – August

122.   FT Vest Nasdaq 100 Moderate Buffer ETF – November

123.   FT Vest Laddered International Moderate Buffer ETF

124.   FT Vest Laddered Small Cap Moderate Buffer ETF

125.   FT Vest U.S. Equity Equal Weight Buffer ETF – January

126.   FT Vest U.S. Equity Equal Weight Buffer ETF – February

127.   FT Vest U.S. Equity Equal Weight Buffer ETF – March

128.   FT Vest U.S. Equity Equal Weight Buffer ETF – April

129.   FT Vest U.S. Equity Equal Weight Buffer ETF – May

130.   FT Vest U.S. Equity Equal Weight Buffer ETF – June

131.   FT Vest U.S. Equity Equal Weight Buffer ETF – July

132.   FT Vest U.S. Equity Equal Weight Buffer ETF – August

133.   FT Vest U.S. Equity Equal Weight Buffer ETF – September

134.   FT Vest U.S. Equity Equal Weight Buffer ETF – October

135.   FT Vest U.S. Equity Equal Weight Buffer ETF – November

136.   FT Vest U.S. Equity Equal Weight Buffer ETF – December

137.   FT Vest US Equity Quarterly 2.5 to 15 Buffer ETF

138.   FT Vest US Equity Quarterly Dynamic Buffer ETF

139.   FT Vest Emerging Markets Buffer ETF – March

140.   FT Vest Emerging Markets Buffer ETF – June

141.   FT Vest Emerging Markets Buffer ETF – September

142.   FT Vest Emerging Markets Buffer ETF – December

143.   FT Vest Equity Uncapped Accelerator – April

144.   FT Vest Equity Uncapped Accelerator – July

145.   FT Vest Equity Uncapped Accelerator – October

146.   FT Vest Equity Uncapped Accelerator – January

147.   FT Vest US Equity Quarterly Max Buffer ETF

148.   FT Confluence BDC & Specialty Finance Income ETF

149.   FT Vest Nasdaq-100 Uncapped Accelerator ETF – March

150.   FT Vest Nasdaq-100 Uncapped Accelerator ETF – June

151.   FT Vest Nasdaq-100 Uncapped Accelerator ETF – September

152.   FT Vest Nasdaq-100 Uncapped Accelerator ETF – December

153.   FT Vest Laddered Enhance & Moderate Buffer ETF

154.   FT Vest Laddered Max Buffer ETF

155.   FT Vest US Equity Dual Directional Buffer ETF – February

156.   FT Vest US Equity Dual Directional Buffer ETF – May

157.   FT Vest US Equity Dual Directional Buffer ETF – August

158.   FT Vest US Equity Dual Directional Buffer ETF – November

159.   FT Vest US Equity Buffer & Digital Return ETF – January

160.   FT Vest US Equity Buffer & Digital Return ETF – April

161.   FT Vest US Equity Buffer & Digital Return ETF – July

162.   FT Vest US Equity Buffer & Digital Return ETF – October

1.       Each Share of each Series is entitled to all the rights and preferences accorded to Shares under the Declaration.

2.       The number of authorized Shares of each Series is unlimited.

3.       Each Series shall be authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time described in the prospectus and statement of additional information contained in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time (“Prospectus”). Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined in the Declaration) are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Declaration.

4.       With respect to each Series, (a) the purchase price of the Shares, (b) fees and expenses, (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any, (g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Series.

5.       The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series that have been established by the Trustees or redesignate any of the Series without any action or consent of the Shareholders.

6.       The designation of any Series hereby shall not impair the power of the Trustees from time to time to designate additional Series of Shares of the Trust.

7.       Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

In Witness Whereof, the undersigned, being the Assistant Secretary of the Trust, has executed this instrument as of September 10, 2025.

/s/ Erin Klassman
Erin Klassman, Assistant Secretary

State of Illinois	)
	)	SS.
County of DuPage	)

Then personally appeared the above-named person(s) who are known to me to be the Assistant Secretary of the Trust whose name and signature are affixed to the foregoing Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and who acknowledged the same to be his free act and deed, before me this September 10, 2025.

/s/ Renee Lynn Lorek
Notary Public My Commission Expires: 9/10/2028